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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 23, 2003


                                  PEMSTAR INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


          Minnesota                     0-31223                41-1771227
----------------------------- -------------------------- ----------------------
(State or other jurisdiction   (Commission file number)     (I.R.S. Employer
     of incorporation)                                     Identification No.)


             3535 Technology Drive N.W., Rochester, Minnesota 55901
             ------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (507) 288-6720
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibit is being furnished herewith:

99.1 Press Release, dated July 23, 2003, of Pemstar Inc.

ITEM 9.  REGULATION FD DISCLOSURE (ALSO ITEM 12, DISCLOSURE OF
         RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

     The following information is being provided under Item 12, Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

     On July 23, Pemstar Inc. issued a press release which included financial results of its first quarter ended June 30, 2003. The release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

July 23, 2003

                                              PEMSTAR INC.

                                              By: /s/ Gregory S. Lea
                                                  ------------------------------
                                                  Gregory S. Lea, Executive Vice
                                                  President and Chief Financial
                                                  Officer

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                                  EXHIBIT INDEX

     99.1  Press Release, dated July 23, 2003, of Pemstar Inc.